UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 21, 2003
PFF BANCORP, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-27404 (Commission File Number)	95-4561623 (IRS Employer Identification No.)
350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)
Registrant's telephone number, including area code: (909) 623-2323
Not Applicable (Former name or former address, if changed since last report)

Items 1 through 6.		Not applicable.
Item 7.		Financial Statements and Exhibits
	(a)	No financial statements are required to be filed with this report.
	(b)	No pro forma financial information is required to be filed with this report.
	(c)	The following exhibit is filed with this Report:
	Exhibit No	Description
	99.1	Press release issued by PFF Bancorp, Inc. on July 21, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.
Item 8.		Not applicable.
Item 9.		Regulation FD
The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

On July 21, 2003, PFF Bancorp, Inc. announced a revision to the Loan Sales totals included in its June 30, 2003 earnings release issued on July 17, 2003.  A copy of the July 21, 2003, press release describing the revision to Loan Sales is attached as Exhibit 99.1.

Item 10-11.		Not applicable.
Item 12.		Results of Operations and Financial Condition
See Item 9 per SEC Release 33-8216, March 27, 2003.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 21, 2003.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PFF BANCORP, INC.
	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: July 21, 2003